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                                                                    EXHIBIT 10.2

                               INDEMNITY AGREEMENT
                               -------------------

                THIS AGREEMENT made the ___ day of _______, ____,

B E T W E E N:

                          ___________,
                          of _______________

                          (hereinafter called the "Indemnified Individual")

                          - and -

                          KINROSS GOLD CORPORATION,
                          a corporation incorporated under
                          the laws of the Province of Ontario

                          (hereinafter called the "Corporation")


       WHEREAS, the Indemnified Individual has agreed to serve the Corporation as a member of its board of directors and/or as an officer of the Corporation;

       AND WHEREAS the Corporation has agreed to indemnify the Indemnified Individual for all amounts reasonably incurred by the Indemnified Individual in connection with any matter relating to his or her service to the Corporation as described herein and has further agreed to execute an agreement evidencing this indemnity;

       NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the sum of $1.00 paid by the Indemnified Individual to the Corporation (the receipt and adequacy of which is hereby acknowledged) and for other good and valuable consideration, it is agreed between the parties hereto as follows:

1. Except in respect of an action referred to in Section 4 hereof, the Corporation will indemnify and save harmless the Indemnified Individual, his or her heirs and legal representatives, against all costs, charges and expenses, including an amount paid to settle an action or to satisfy a judgment, reasonably incurred by the Indemnified Individual in respect of any civil, criminal or administrative action or proceeding to which the Indemnified Individual is made a party by reason of being or having been a director and/or an officer of the Corporation, if (a) the Indemnified Individual acted honestly and in good faith with a view to the best interests of the Corporation, and (b) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the Indemnified Individual had reasonable grounds for believing that his or her conduct was lawful.

2. For the purposes of Section 1, the termination of any civil, criminal or administrative action or proceeding by judgment, order, or settlement, conviction or similar or other result shall not, of itself, create a presumption either that the Indemnified Individual did not

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act honestly and in good faith with a view to the best interests of the
Corporation or that, in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the Indemnified Individual did not have reasonable grounds for believing that his or her conduct was lawful.

3. To the fullest extent permitted by law, the Corporation will indemnify the Indemnified Individual for all costs, charges and expenses for which the Corporation is not otherwise required to indemnify the Indemnified Individual hereunder, provided that;

       (a) the Indemnified Individual incurred such costs, charges and expenses as a result of being or having been a director and/or officer of the Corporation;

       (b)    the costs, charges and expenses are reasonable; and

       (c) the Corporation is not prohibited by law for indemnifying the Indemnified Individual for such costs, charges and expenses.

4. If the Indemnified Individual is made a party to an action by or on behalf of the Corporation to procure judgment in its favour and the Indemnified Individual is made a party to such action by reason of being or having been a director and/or an officer of the Corporation, then forthwith upon request by the Indemnified Individual, the Corporation will make application for approval of the Ontario Court (General Division) to indemnify the Indemnified Individual, his or her heirs and legal representatives, against all costs, charges and expenses reasonably incurred by the Indemnified Individual in connection with such action if (a) the Indemnified Individual acted honestly and in good faith with a view to the best interests of the Corporation, and (b) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the Indemnified Individual had reasonable grounds for believing that his or her conduct was lawful.

5. Notwithstanding anything in this agreement, the Corporation shall indemnify the Indemnified Individual in respect of all costs, charges and expenses reasonably incurred by the Indemnified Individual in connection with the defence of any civil, criminal or administrative action or proceeding to which the Indemnified Individual is made a party by reason of being or having been a director and/or an officer of the Corporation if (a) the Indemnified Individual was substantially successful on the merits in his or her defense of the action or proceeding, (b) the Indemnified Individual acted honestly and in good faith with a view to the best interests of the Corporation, and (c) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the Indemnified Individual had reasonable grounds for believing that his or her conduct was lawful.

6. If at the request of the Corporation at any time and from time to time the Indemnified Individual acts as a director or officer of a body corporate of which the Corporation is or was a shareholder or creditor, the Corporation shall indemnify the Indemnified Individual for all costs, charges and expenses incurred by the Indemnified Individual in connection therewith, to the same extent as the Corporation has agreed to indemnify the Indemnified Individual in his or her capacity as a director and/or any officer of the Corporation.

                                       -2-
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7.     The Indemnified Individual may submit to the Corporation invoices with respect to accounts incurred by the Indemnified Individual for which the Corporation has agreed to Indemnify the Indemnified Individual hereunder, together with such reasonable supporting documentation as may be available for the Indemnified Individual to explain the nature of the amount claimed. The Corporation shall indemnify the Indemnified Individual for such amounts no later than 30 days after the date on which an invoice is submitted and the Corporation will pay all such amounts. Notwithstanding the foregoing, in respect of any action by or on behalf of the Corporation to procure judgment in its favour and in respect of which the Corporation is obligated by Section 3 hereof to make application for approval of the Ontario Court (General Division), the Corporation shall not be required to make any payment to an Indemnified Individual hereunder until the Indemnified Individual has delivered to the Corporation an undertaking satisfactory to the Corporation by or on behalf of the Indemnified Individual, or his or her heirs and legal representatives, to repay such amount if the Court determines that the Indemnified Individual, or his or her heirs and legal representatives, is not entitled to be indemnified.

8. This agreement shall not operate to abridge or exclude any rights, in law or in equity, to which the Indemnified Individual may be entitled by operation of law or under any statute, by-law of the Corporation, agreement, vote of shareholders of the Corporation, vote of disinterested directors of the Corporation or otherwise.

9. This agreement shall be deemed to have been made in and shall be construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein and the parties hereby agree that any claims, disputes or questions arising out of or in relation to this agreement may be submitted to the jurisdiction of the courts of the Province of Ontario. Each of the parties hereto irrevocably attorns to the jurisdiction of the courts of the Province of Ontario.

10. This agreement will not be terminated when the Indemnified Individual ceases to be a director and/or an officer of the Corporation, but shall remain in full force and effect thereafter.

       IN WITNESS WHEREOF this agreement has been executed by the parties hereto.

                                       KINROSS GOLD CORPORATION



SIGNED, SEALED AND DELIVERED           By:                                 c/s
IN THE PRESENCE OF                         --------------------------------



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WITNESS